Exhibit 99.1
Galaxy Announces First Quarter 2026 Financial Results
NEW YORK, April 28, 2026 — Galaxy Digital Inc. (Nasdaq: GLXY) (the "Company" or "GDI") today released financial results for the three months ended March 31, 2026. In this press release, a reference to "Galaxy,"
"we," "our" and similar words refers to GDI, its subsidiaries and affiliates, and, prior to the Reorganization
Transactions, refers to Galaxy Digital Holdings LP (the "Partnership" or "GDH LP"), its subsidiaries and affiliates, or any one of them, as the context requires.1
— Financial Highlights
•Q1 2026 net loss of $(216) million and diluted and adjusted EPS of $(0.49), driven primarily by the depreciation of digital asset prices in the quarter.2
•Q1 2026 adjusted gross loss of $(88) million and adjusted EBITDA of $(188) million.2
•Total equity of $2.8 billion and cash and stablecoins holdings of $2.6 billion as of March 31, 2026.
— Corporate Updates
•Galaxy successfully delivered the first data hall to CoreWeave at the Helios data center campus, marking the transition from construction to revenue-generating operations under the Phase I lease agreement, and remains on budget and on schedule to deliver substantially all 133 megawatts of critical IT by the end of Q2 2026.3
•Galaxy received ERCOT approval for an additional 830 megawatts of power capacity at the Helios campus, doubling total approved capacity to over 1.6 gigawatts.
•During the quarter, Galaxy repurchased 3.2 million shares of its Class A common stock for $65 million under its previously announced share repurchase program, more than offsetting dilution relating to the
Company’s 2025 employee stock-based compensation issuances.
•Galaxy completed its voluntary delisting from the Toronto Stock Exchange, consolidating its public listing on Nasdaq as its sole exchange.

SELECT FINANCIAL METRICS	Q1 2026	Q4 2025	Q/Q % Change
Total Assets	$9,992M	$11,348M	(12)%
Total Equity	$2,779M	$3,035M	(8)%
Cash & Stablecoins[4]	$2,605M	$2,606M	—%
Net Digital Assets and Investments[5]	$1,362M	$1,678M	(19)%
Net Income / (Loss)	($216M)	($482M)	N.M.
Adjusted EBITDA[2]	($188M)	($518M)	N.M.

Note: Throughout this document, totals may not sum due to rounding. Percentage change calculations are based on unrounded results. N.M. is the abbreviation for "Not Meaningful".
(1) On May 13, 2025, the Company, Galaxy Digital Holdings Ltd. and GDH LP consummated a series of transactions resulting in the reorganization of the
Company’s corporate structure (the “Reorganization Transactions”).
(2) Adjusted EPS, Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures. Refer to pages 10 through 12 for more information and a non-GAAP to GAAP reconciliation to the most directly comparable GAAP measure.
(3) Delivery of first data hall occurred in April 2026.
(4) Includes $911M in Cash and Cash Equivalents and $1,694M in Stablecoins as of Q1 2026 and $1,246M in Cash and Cash Equivalents and $1,360M in
Stablecoins as of Q4 2025.
(5) Refer to page 5 of this release for a breakout of Galaxy’s Treasury & Corporate net digital asset and investment exposure.

2  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
— Galaxy Financial Snapshot
•Galaxy reported a net loss of $(216) million for Q1 2026 and diluted and adjusted EPS of $(0.49), driven primarily by the depreciation of digital asset prices, with total crypto market capitalization decreasing by approximately 20% in the quarter.1
•Digital Assets generated adjusted gross profit of $49 million and adjusted EBITDA of $(19) million.
Despite the pullback in digital asset prices and activity, adjusted gross profit remained broadly stable, reflecting a shift in the business mix as recurring fee revenue and transaction income continue to scale and provide greater resilience in softer market conditions. Disciplined expense management during the quarter helped narrow the adjusted EBITDA loss, underscoring a focus on operating efficiency in more challenging environments.
•Galaxy expects Data Centers adjusted gross profit and adjusted EBITDA to begin ramping in Q2 2026, following the start of revenue recognition in April 2026 with the delivery of the first data hall to
CoreWeave under the Phase I lease agreement.
•Treasury & Corporate generated adjusted gross loss of $(140) million and adjusted EBITDA of $(167)
million, driven primarily by unrealized losses on digital assets and investments positions.1

GAAP Revenues and Transaction Expenses	Q1 2026	Q4 2025	Q/Q % Change
Gross Revenues & Gains/(Losses) from Operations	$10,213M	$10,224M	—%
Gross Transaction Expenses	$10,017M	$10,306M	(3)%

Segment Reporting Breakdown	Q1 2026	Q4 2025	Q/Q % Change
Digital Assets Adjusted Gross Profit[1]	$49M	$51M	(4)%
Digital Assets Adjusted EBITDA[1]	($19M)	($29M)	N.M.

Data Centers Adjusted Gross Profit[1]	$3.1M	$4.6M	(33)%
Data Centers Adjusted EBITDA[1]	($0.9M)	$0.3M	N.M.

Treasury & Corporate Adjusted Gross Profit[1]	($140M)	($454M)	N.M.
Treasury & Corporate Adjusted EBITDA[1]	($167M)	($488M)	N.M.

Adjusted Gross Profit[1]	($88M)	($398M)	N.M.
Adjusted EBITDA[1]	($188M)	($518M)	N.M.

Net Income	($216M)	($482M)	N.M.
Note: Throughout this document, totals may not sum due to rounding. Percentage change calculations are based on unrounded results. N.M. is the abbreviation for "Not Meaningful".
(1) Adjusted EPS, Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures. Please see Non-GAAP Financial Measures below for further information. Refer to pages 10 through 12 for more information and a non-GAAP to GAAP reconciliation to the most directly comparable GAAP measure.

3  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
— Digital Assets
Global Markets
Global Markets reported adjusted gross profit of $31 million in the first quarter.1
•Galaxy's digital asset trading volumes remained flat quarter-over-quarter despite industry-wide digital asset trading volumes declining sharply over the same period.2
•Average loan book size of $1.4 billion declined 20% compared to the prior quarter, driven by digital asset price depreciation and client deleveraging amidst a volatile market backdrop.

KEY PERFORMANCE INDICATORS	Q1 2026	Q4 2025	Q/Q % Change
Global Markets Adjusted Gross Profit[1]	$31M	$30M	3%
Loan Book Size (Average)	$1,427M	$1,795M	(20)%
Total Trading Counterparties	1,691	1,620	4%

Global Markets Adjusted Gross Profit: Gross Profit from Galaxy trading activity, net of transaction expenses, and fee revenue associated with the
Investment Banking business. Loan Book Size (Average): Average market value of all open loans, excluding uncommitted credit facilities.

Asset Management & Infrastructure Solutions
Asset Management & Infrastructure Solutions generated $18 million of adjusted gross profit in Q1 2026.1
•Galaxy ended Q1 with approximately $5.0 billion in assets under management and $3.2 billion in assets under stake. Total assets declined QoQ, driven primarily by the depreciation of digital asset prices during the period.3
•Asset Management generated $69 million of net inflows during the quarter, demonstrating continued organic growth despite a 20% decline in digital asset prices.
•Subsequent to quarter end, BlackRock selected Galaxy as an approved validator to power staking for the iShares Staked Ethereum Trust ETF, BlackRock’s first rewards-generating crypto ETP.
•Subsequent to quarter end, Galaxy announced a new Fintech-focused hedge fund targeting the convergence of traditional finance, blockchain infrastructure, and emerging technologies, expected to launch on May 1, 2026.

KEY PERFORMANCE INDICATORS	Q1 2026	Q4 2025	Q/Q % Change
Asset Management & Infrastructure Solutions Adjusted Gross Profit[1]	$18M	$21M	(14)%
ETFs	$2,190M	$2,839M	(23)%
Alternatives	$2,757M	$3,582M	(23)%
Assets Under Stake	$3,215M	$4,976M	(35)%

All figures are unaudited. ETFs: Include assets in Galaxy-sponsored and sub-advised exchange-traded funds, including seed investments by affiliates, based on prices as of the end of the specified period. ETF assets include both Galaxy balance sheet and third-party assets. Changes in ETF assets are generally the result of performance, inflows/outflows, and market movements. Alternatives: Includes committed capital closed-end vehicles, fund of fund products, engagements to unwind portfolios, affiliated and unaffiliated separately managed accounts, and seed investments by affiliates, based on prices as of the end of the specified period. For committed capital closed-end vehicles that have completed their investment period, Alternatives are reported as
Net Asset Value (“NAV”) plus unfunded commitments. Alternatives for quarterly close vehicles are reported as of the most recent quarter available for the applicable period. Assets Under Stake: Represents the total notional value of assets bonded to Galaxy validators, based on prices as of the end of the specified period. These figures include both Galaxy balance sheet and third-party assets. Note: As of Q1 2026, $1.1B of assets are captured within both
Assets Under Stake and Alternatives.

(1) Adjusted Gross Profit is a non-GAAP financial measure. Refer to page 10 for more information and a reconciliation to the most directly comparable GAAP measure. (2) Source: The Block. Industry-wide trading volumes defined as spot cryptocurrency monthly exchange volumes, BTC futures, BTC options, and ETH options volumes. (3) Assumes prices for relevant cryptocurrencies as of 3/31/2026.
4  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
— Data Centers
Helios Data Center Campus:
•Galaxy delivered the first data hall to CoreWeave and remains on budget and on schedule to deliver substantially all 133 megawatts of critical IT load under the Phase I lease agreement by the end of Q2 2026.1
•Greenfield development for the 260 megawatt Phase II build is underway, with civil and structural work advancing. Phase II data hall deliveries are expected to commence in the first half of 2027.
•Galaxy received ERCOT approval for an additional 830 megawatts of power capacity during the quarter, bringing total approved capacity at Helios to over 1.6 gigawatts. The Company continues to progress in its discussions with potential tenants for the incremental capacity, supported by robust demand for large-scale power capacity.

The Helios Campus	CoreWeave Leases (Phases I+II+III)

1.63GW	800MW	526MW	15 Years
Total Approved Gross Power Capacity	Gross Power Capacity	Critical IT Load	Base Lease Term + Two 5-Year Extension Options
1,500+	Q2 2026	$1B+	90%
Campus Acreage	Phase I Rent Commencement Date	Anticipated Average Annual Revenue[2]	Anticipated Average Lease- Level EBITDA Margins[2]

(1) Delivery of first data hall occurred in April 2026. (2) Based on committed contractual terms, internal estimates for capital expenditures. Reflects anticipated average annual revenue across the full 526MW of contracted critical IT load over the lease term. Actual results may differ materially due to business, economic and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and subject to change.
Galaxy’s Helios Data Center campus under construction for Phase I, April 2026.
5  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
— Balance Sheet
Equity Capital
As of March 31, 2026, Galaxy had $2.8 billion in equity capital, up 46% YoY.
Below is a breakout of how the Company’s equity capital is allocated across its Digital Assets, Data Centers and Treasury & Corporate segments.

$2.8 billion of equity capital across three segments:
~33%	~28%	~39%
Digital Assets	Data Centers	Treasury & Corporate
Treasury & Corporate Net Digital Asset and Investment
Exposure
The Company’s Treasury & Corporate segment maintains exposure to the digital asset ecosystem through a diversified allocation across spot positions, derivatives, ETFs, equities, venture investments, private equity holdings and fund investments.
The below pie chart is representative of the Treasury & Corporate segment’s net digital asset and investment exposure as of March 31, 2026.
(1) Includes spot BTC, BTC derivatives, short and other hedge positions, associated tokens such as wrapped BTC, and interests in investment vehicles designed to hold BTC.
(2) Includes spot SOL, SOL derivatives, short and other hedge positions,  associated tokens such as wrapped SOL, and interests in investment vehicles designed to hold SOL, including Galaxy’s investment in Forward Industries.
(3) Includes spot ETH, ETH derivatives, short and other hedge positions, associated tokens such as wrapped ETH, and interests in investment vehicles designed to hold ETH.
(4) Represents spot and interests in investment vehicles that provide exposure to other digital assets.
(5) Includes publicly traded securities, including those subject to a short-term lock-up.
6  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
Earnings Conference Call
An investor conference call will be held today, April 28, 2026, at 8:30 AM Eastern Time. A live webcast will be available at https://
investor.galaxy.com/, on the Company's YouTube channel and through the Company’s X profile (@GalaxyDigitalHQ). A replay of the webcast will be available and can be accessed in the same manner as the live webcast on the Company's Investor Relations website.
Through June 1, 2026, the recording will also be available by dialing 1-844-512-2921, or 1-412-317-6671 (outside the U.S. and
Canada) and using the passcode: 18446.

About Galaxy Digital Inc. (Nasdaq: GLXY)
Galaxy Digital Inc. (Nasdaq: GLXY) is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and artificial intelligence. Our digital assets platform offers institutional access to trading, advisory, asset management, staking, self-custody, and tokenization technology. In addition, we develop and operate cutting-edge data center infrastructure to power AI and HPC workloads. Our 1.6 GW Helios campus in Texas positions Galaxy among the largest and fastest-
growing data center developers in North America. The Company is headquartered in New York City, with offices across North America,
Europe, the Middle East, and Asia. Additional information about Galaxy's businesses and products is available on www.galaxy.com.
CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS
This press release and the accompanying conference call may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”) (collectively, "forward-looking statements"). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including, without limitation, statements about Galaxy’s business plans and goals, including with respect to the
Helios Data Center, the Fintech-focused hedge fund,  future reporting measures and business strategy are forward-looking statements.
In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,”
“expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this document are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1)
the inability to maintain Nasdaq’s listing standards; (2) costs related to AI/HPC plans, transactions, operations and strategy; (3) changes in applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) changes or events that impact the cryptocurrency and AI/HPC industry, including potential regulation, that are out of our control; (6) the risk that our business will not grow in line with our expectations or continue on its current trajectory; (7) the possibility that our addressable market is smaller than we have anticipated and/or that we may not gain share of it; (8) the possibility that there is a disruption or change in power dynamics impacting our results or current or future load capacity; (9) any delay or failure to consummate our business mandates or achieve our pipeline goals; (10) technological challenges, cyber incidents or exploits; (11) risks related to retrofitting our existing facility from mining to AI/HPC infrastructure, including the timing of construction and its impact on lease revenue; (12) any inability or difficulty in obtaining additional financing for AI/HPC infrastructure needs on acceptable terms or at all; (13)
changes to the AI/HPC infrastructure needs and their impact on future plans at the Helios campus; (14) any delay in, or failure to close, the acquisition of the additional land and power adjacent to the Helios campus currently under contract; (15) risks associated with the leasing business, including those associated with counterparties; (16) risks associated with our GalaxyOne platform; and (17) those other risks contained in filings we make with the Securities and Exchange Commission (the “SEC”) from time to time, including in our
Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026 and available on
Galaxy’s profile at www.sec.gov (our “Form 10-K”), as such factors may be updated from time to time in its filings with the SEC, including without limitation, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements.
Except as required by law, we assume no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, or to update the reasons if actual results differ materially from those anticipated in the forward-
looking statements. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.
This press release and our earnings call contain certain preliminary information about our performance in the first quarter of 2026. This information is preliminary and represents the most current information available to management. The Company’s actual consolidated financial statements may differ materially as a result of the completion of normal quarterly accounting procedures and adjustments or due to other risks contained in our Form 10-K. Although the Company believes the expectations reflected in this press release are
7  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
based upon reasonable assumptions, the Company can give no assurance that actual results will not differ materially from these expectations.
Non-GAAP Financial Measures
In addition to our results determined in accordance with GAAP, this press release and the accompanying tables contain adjusted gross profit, adjusted EBITDA, and adjusted EPS, which are non-GAAP financial measures. Adjusted gross profit, adjusted EBITDA, and adjusted EPS are unaudited, presented as supplemental disclosure and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
Please see pages 10 - 12 for a reconciliation of (i) adjusted gross profit to revenues and gains / (losses) from operations (including for our individual segments) during the three months ended March 31, 2026 and 2025, (ii) adjusted EBITDA to net income (loss) (including for our individual segments) during the three months ended March 31, 2026 and 2025 and (iii) adjusted EPS to diluted EPS for the three months ended March 31, 2026 and 2025.
It is important to note that the particular items we exclude from, or include in, adjusted gross profit, adjusted EBITDA, and adjusted EPS may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. We also periodically review our non-GAAP financial measures and may revise these measures to reflect changes in our business or otherwise.
We believe adjusted gross profit is a helpful non-GAAP financial measure to our management and investors because it eliminates the impact of the directly attributable transaction expenses. As such, it provides useful information about our financial performance, enhances the overall understanding of our past performance and future prospects, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making and provides an additional tool for investors to use to understand and compare our operating results across accounting periods.
Adjusted EBITDA is a non-GAAP financial measure that is used by management, in addition to GAAP financial measures, to understand and compare our operating results across accounting periods, for risk management and operational decision-making. This non-GAAP measure provides investors with additional information in evaluating the Company’s operating performance. Adjusted
EBITDA represents Net income / (loss) excluding (i) equity based compensation, (ii) notes interest expense, (iii) taxes, (iv) depreciation and amortization expense, (v) gains and losses on the embedded derivative on our Exchangeable Notes which ceased to exist upon consolidation as a result of the Reorganization Transactions, (vi) mining-related impairment loss / loss on disposal of mining equipment, and (vii) other discrete items which are not individually significant that we believe are not indicative of our ongoing results.The above items are excluded from our Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful.
Adjusted EPS is defined as diluted EPS assuming all outstanding noncontrolling interest holders exchanged their LP units in GDH LP for Class A common stock of the Company. This non-GAAP financial measure is commonly used as an analytical indicator of performance by investors within the industries in which we operate. Adjusted EPS should not be considered in isolation or as an alternative to or a substitute for financial statement data presented in Galaxy’s Digital’s consolidated financial statements as indicators of financial performance.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.
© Copyright Galaxy Digital 2026. All rights reserved.
8  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
Galaxy Digital Inc.’s Consolidated Statements of Financial Position (unaudited)

(in thousands)	March 31, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents .........................................................................................................................................	$910,691	$1,246,240
Digital intangible assets (includes $1,859.8 and $2,717.4 million measured at fair value) ..............................	2,739,659	3,526,216
Digital financial assets .................................................................................................................................................	921,017	988,621
Digital assets loan receivable, net of allowance ......................................................................................................	664,714	1,070,029
Investments ...................................................................................................................................................................	623,592	709,069
Assets posted as collateral, net of allowance ..........................................................................................................	173,732	199,983
Derivative assets ..........................................................................................................................................................	86,234	83,807
Accounts receivable (includes $4.2 and $3.4 million due from related parties) .................................................	103,192	34,012
Digital assets receivable ..............................................................................................................................................	2,797	3,778
Loans receivable, net of allowance ...........................................................................................................................	627,604	554,449
Prepaid expenses and other assets ..........................................................................................................................	87,382	99,734
Total current assets ...........................................................................................................................................................	6,940,614	8,515,938
Non-current assets
Digital assets receivable ..............................................................................................................................................	2,256	4,719
Digital assets loan receivable, net of allowance, non-current ...............................................................................	5,425	8,900
Investments (includes $729.1 and $864.0 million measured at fair value) ........................................................	875,076	1,023,236
Digital intangible assets ...............................................................................................................................................	12,943	26,824
Loans receivable, net of allowance, non-current .....................................................................................................	7,050	2,553
Property and equipment, net ......................................................................................................................................	1,777,852	1,423,113
Other non-current assets .............................................................................................................................................	304,242	276,275
Goodwill .........................................................................................................................................................................	66,523	66,523
Total non-current assets ...................................................................................................................................................	3,051,367	2,832,143
Total assets .....................................................................................................................................................................	$9,991,981	$11,348,081
Liabilities and Equity
Current liabilities
Derivative liabilities .......................................................................................................................................................	99,253	40,482
Accounts payable and accrued liabilities (includes $0.0 and $96.9 million due to related parties) .................	269,979	277,663
Digital assets borrowed ...............................................................................................................................................	1,441,951	2,361,161
Payable to customers ..................................................................................................................................................	82,803	85,808
Loans payable ...............................................................................................................................................................	84,542	52,626
Collateral payable .........................................................................................................................................................	1,550,976	1,980,171
Notes payable - current ...............................................................................................................................................	432,728	428,545
Other current liabilities .................................................................................................................................................	122,661	85,062
Total current liabilities .......................................................................................................................................................	4,084,893	5,311,518
Non-current liabilities
Notes payable ...............................................................................................................................................................	2,625,698	2,432,510
Digital assets borrowed - non-current .......................................................................................................................	55,361	56,107
Other non-current liabilities (includes $71.4 and $72.3 million due to related parties) ......................................	447,414	513,169
Total non-current liabilities ...............................................................................................................................................	3,128,473	3,001,786
Total liabilities ................................................................................................................................................................	7,213,366	8,313,304
Equity
Class A common stock, $0.001 par value; 2,000,000,000 shares authorized and 191,850,792 issued and outstanding ....................................................................................................................................................................	191	192
Convertible Class B common stock,$0.0000000001 par value; 500,000,000 shares authorized and 198,408,277 issued and outstanding ........................................................................................................................	—	—
Additional Paid in Capital ............................................................................................................................................	1,560,548	1,614,660
Accumulated other comprehensive income (loss) ..................................................................................................	201	(2,038)
Retained Earnings ........................................................................................................................................................	250,767	342,921
Total stockholders’ equity(1) .........................................................................................................................................	1,811,707	1,955,735
Noncontrolling interest .................................................................................................................................................	966,908	1,079,042
Total equity ......................................................................................................................................................................	2,778,615	3,034,777
Total liabilities and equity ...........................................................................................................................................	$9,991,981	$11,348,081
(1) For periods prior to the Reorganization Transactions, represents total GDH LP Unit Holders’ Capital.
9  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
Galaxy Digital Inc.’s Consolidated Statements of Operations (unaudited)

	Three Months Ended
(in thousands)	March 31, 2026	March 31, 2025

Revenues ................................................................................................................................	$10,041,444	$12,976,206
Gains / (losses) from operations ..........................................................................................	171,781	(120,331)
Revenues and gains / (losses) from operations ......................................................	10,213,225	12,855,875
Operating expenses:
Transaction expenses ...........................................................................................................	10,016,745	12,947,010
Impairment of digital assets ..................................................................................................	284,402	112,429
Compensation and benefits ..................................................................................................	83,548	56,953
General and administrative .................................................................................................	20,421	86,575
Technology ..............................................................................................................................	14,763	9,887
Professional fees ....................................................................................................................	11,031	20,772
Notes interest expense ........................................................................................................	17,576	14,071
Total operating expenses ..............................................................................................	10,448,486	13,247,697
Other income / (expense):
Unrealized gain / (loss) on notes payable - derivative .....................................................	—	89,606
Other income / (expense), net .............................................................................................	704	672
Total other income / (expense) ....................................................................................	704	90,278
Net income / (loss) before taxes .........................................................................................	(234,557)	(301,544)
Income taxes expense / (benefit) ........................................................................................	(18,246)	(6,112)
Net income / (loss) ...................................................................................................................	$(216,311)	$(295,432)
Other comprehensive income (loss), net of tax
Change in fair value of cash flow hedges .........................................................................	4,550	—
Other comprehensive income (loss) ..................................................................................	4,550	—
Comprehensive income (loss) .............................................................................................	$(211,761)	$(295,432)
Comprehensive income / (loss) attributed to:
Class B Unit holders of GDH LP .........................................................................................	—	(185,490)
Noncontrolling interests ......................................................................................................	(121,845)	—
Class A common stockholders of the Company(1) ...........................................................	$(89,916)	$(109,942)

Net income / (loss) per share of Class A common stock (2)
Net income (loss) used in calculation of net income / (loss) per share of Class A common stock (2) ........................................................................................................................	$(92,154)	$(109,942)
Basic ..........................................................................................................................................	$(0.48)	$(0.86)
Diluted ........................................................................................................................................	$(0.49)	$(0.86)
Weighted average shares outstanding used to compute net income / (loss) per share(3) ........................................................................................................................................

Basic ..........................................................................................................................................	192,074,376	127,863,254
Diluted ........................................................................................................................................	390,482,653	127,863,254
(1) For periods prior to the Reorganization Transactions, represents net income / (loss) attributable to Class A Units of GDH LP.
(2) For periods prior to the Reorganization Transactions, represents net income / (loss) per Class A Unit of GDH LP.
(3) For periods prior to the Reorganization Transactions, represents weighted average Class A Units of GDH LP used to calculate net income / (loss) per unit.

10  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
Ownership of GDH LP Limited Partnership Interests

	March 31, 2026		December 31, 2025
	Ownership	% interest	Ownership	% interest
Galaxy Digital Inc. ................	191,850,792	49.2%	192,695,681	49.3%
Noncontrolling interests ......	198,408,277	50.8%	198,408,277	50.7%
Total ......................................	390,259,069	100.0%	391,103,958	100.0%
Reconciliation of Revenue and Gains/(Losses) from Operations
The following table reconciles Revenues and gains / (losses) from operations to adjusted gross profit for the three months ended March
31, 2026 and March 31, 2025:

	Three Months Ended March 31, 2026
(in thousands)	Digital Assets	Data Centers	Treasury and Corporate	Total
Revenues and gains / (losses) from operations ......................	$10,348,833	$3,050	$(138,658)	$10,213,225
Less: Transaction expenses .........................................................	10,015,414	—	1,331	10,016,745
Less: Impairment of digital assets ...............................................	284,402	—	—	284,402
Adjusted gross profit ..................................................................	$49,017	$3,050	$(139,989)	$(87,922)

	Three Months Ended March 31, 2025
(in thousands)	Digital Assets	Data Centers	Treasury and Corporate	Total
Revenues and gains / (losses) from operations ......................	$13,063,899	$—	$(208,024)	$12,855,875
Less: Transaction expenses .........................................................	12,920,860	—	26,150	12,947,010
Less: Impairment of digital assets ...............................................	78,308	—	34,121	112,429
Adjusted gross profit ..................................................................	$64,731	$—	$(268,295)	$(203,564)
11  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
Reconciliation of Adjusted EBITDA
The following table reconciles the Company’s adjusted EBITDA figures to net income for the three months ended March 31, 2026 and
March 31, 2025:

(in thousands)	Digital Assets	Data Centers	Treasury and Corporate	Three Months Ended March 31, 2026
Net income / (loss) .........................................................................................	$(34,304)	$(1,547)	$(180,460)	$(216,311)
Add back:
Equity based compensation and related expense .................................	10,971	637	6,491	18,099
Notes interest expense and other expense .............................................	—	—	17,576	17,576
Taxes .............................................................................................................	—	—	(18,246)	(18,246)
Depreciation and amortization expense ...................................................	3,164	—	2,675	5,839
Other (1) ..........................................................................................................	808	—	4,698	5,506
Adjusted EBITDA ...........................................................................................	$(19,361)	$(910)	$(167,266)	$(187,537)

(in thousands)	Digital Assets	Data Centers	Treasury and Corporate	Three Months Ended March 31, 2025
Net income / (loss) .........................................................................................	$3,529	$(2,899)	$(296,062)	$(295,432)
Add back:
Equity based compensation and related expense .................................	5,942	471	3,601	10,014
Notes interest expense and other expense .............................................	—	—	16,269	16,269
Taxes .............................................................................................................	—	—	(6,112)	(6,112)
Depreciation and amortization expense ...................................................	3,555	1,251	7,807	12,613
Mining related impairment loss / loss on disposal ..................................	—	—	57,014	57,014
Unrealized (gain) / loss on notes payable – derivative ...........................	—	—	(89,606)	(89,606)
Other (1) ..........................................................................................................	—	—	5,724	5,724
Adjusted EBITDA ...........................................................................................	$13,026	$(1,177)	$(301,365)	$(289,516)
(1) Includes non-operating income and expenses, as well as other discrete items not indicative of ongoing operating performance, none of which were individually significant.
12  |  GLXY • Q1 2026All figures are in U.S. Dollars unless otherwise noted.
Reconciliation of Adjusted Income (Loss) per Share
The adjusted income (loss) per share represents the diluted income (loss) per Class A common stock assuming all outstanding noncontrolling interest holders exchanged their LP units in GDH LP for Class A common stock of the Company. In periods where the noncontrolling interest is already included in the GAAP diluted income (loss) per share, the adjusted income (loss) per share is identical to the GAAP income (loss) per share. Prior to the Reorganization Transactions, the noncontrolling interest were represented by Class
B Units of Galaxy Digital Holdings LP.
The following table reconciles the Company’s adjusted income (loss) per share figures to diluted and basic income (loss) per share for the three months ended March 31, 2026 and March 31, 2025:

	Three Months Ended
(in thousands, except for share data and per share amounts)	March 31, 2026	March 31, 2025
Net income (loss) to Class A common stockholders ........................................................................	$(92,154)	$(109,942)
Weighted-average Class A common stock outstanding ..................................................................	192,074,376	127,863,254

Basic earnings (loss) per share .......................................................................................................	$(0.48)	$(0.86)

Numerator adjustments:
Net income (loss) attributable to Class A common stockholders — basic .................................	$(92,154)	$(109,942)
Add: Income (loss) attributable to Noncontrolling interests — net of tax ....................................	(98,945)	—
Net income (loss) to Class A — diluted ............................................................................................	(191,099)	(109,942)

Denominator adjustments:
Weighted average Class A common stock outstanding — basic .................................................	192,074,376	127,863,254
Add: Noncontrolling interest share exchange .................................................................................	198,408,277	—
Weighted average shares outstanding — diluted ..........................................................................	390,482,653	127,863,254

Diluted earnings (loss) per share ........................................................................................................	$(0.49)	$(0.86)

Net income used to calculate diluted EPS .........................................................................................	$(191,099)	$(109,942)
Noncontrolling interest not included in diluted EPS numerator ......................................................	—	(185,490)
Net income used to calculate adjusted income (loss) per share ...................................................	$(191,099)	$(295,432)

Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share ........................................................................................................................	390,482,653	127,863,254
Additional noncontrolling interest weighted average shares outstanding .....................................	—	215,862,343
Weighted average number of Class A Common Stock shares for the purposes of Adjusted income (loss) per share ........................................................................................................................	390,482,653	343,725,597

Adjusted income (loss) per share ...................................................................................................	$(0.49)	$(0.86)